Income Tax Matters - Provision for Income Taxes and the Amounts Computed by Applying the Statutory Federal Income Tax Rate of 34% to Income Before Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes
Tax computed at the statutory federal rate	$ 956	$ 791	$ 441
Increases (decrease) resulting from:
Tax exempt interest, net	(280)	(252)	(229)
State income taxes, net of federal benefit	125	118	102
Other	5	(9)	28
Net provision for income taxes	$ 806	$ 648	$ 342